EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven B. Solomon, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of CT Holdings Enterprises, Inc. on Form 10-QSB for thet period ended June 30, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on 10-QSB fairly presents in all material respects the financial condition and results of operations of CT Holdings, Inc.


/s/ STEVEN B. SOLOMON
Steven B. Solomon
Chief Executive Officer
August 21, 2006




I, Rich Connelly, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of CT Holdings Enterprises, Inc. on Form 10-QSB for thet period ended June 30, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on 10-QSB fairly presents in all material respects the financial condition and results of operations of CT Holdings, Inc.


/s/ RICHARD CONNELLY
Richard Connelly
Chief Financial Officer
August 21, 2006